EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2023
EARNINGS PER SHARE
EARNINGS PER SHARE

NOTE 17 - EARNINGS PER SHARE

Weighted average number of common shares outstanding:

In Thousands of Shares
Description	2023	2022	2021
Issued common shares at January 1	90,515	85,546	77,961
Effect of shares issued	1,172	3,837	4,015
Weighted average number of common shares outstanding at December 31	91,687	89,383	81,976

 Diluted loss per share was the same amount as basic loss per share, as the effect of options and warrants would have been anti-dilutive because the Corporation incurred losses in each of the years presented. All outstanding options could potentially be dilutive in the future.  For the year ending Dec. 31, 2023, the net loss was $8,844 resulting in a loss $0.10 per share, and the total number of shares that would have been issued upon exercise of options and warrants, and that were in the money, was 20,000.